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                          AIM INTERNATIONAL FUNDS, INC.

                              AIM ASIAN GROWTH FUND
                          AIM EUROPEAN DEVELOPMENT FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                          AIM INTERNATIONAL EQUITY FUND



                      Supplement dated July 1, 1998 to the
           Statement of Additional Information dated February 20, 1998


The fifth sentence in the paragraph under the caption "HEDGING STRATEGIES AND OTHER INVESTMENT POLICIES - Asset Coverage for Futures and Options Positions" on page 14 is deleted and replaced in its entirety by the following:

"The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets in the amount prescribed."